                                                                    EXHIBIT 23.4

                                       March 19, 1998


     We hereby consent to the reference to our firm under the heading "Experts" in this Prospectus and the Registration Statement on Form S-3 of which it is a part.



                                       /s/ Phelps Dunbar, L.L.P.
                                       -----------------------------------------
                                       Phelps Dunbar, L.L.P.



                                      -2-